UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):  March 20, 2023
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GYRODYNE, LLC
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(Exact name of Registrant as Specified in its Charter)

New York	001-37547	46-3838291
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD
SUITE 24
ST. JAMES, New York11780
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(Address of principal executive
offices) (Zip Code)

(631) 584-5400
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Registrant’s telephone number,
including area code

N/A
__________________
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Limited Liability Company Interests	GYRO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 8.01         Other Events

On March 20, 2023, the Town of Cortlandt Manor’s Town Board (the “Town Board”) unanimously adopted the SEQRA findings statement attached to this Report as Exhibit 99.1, effectively completing the environmental review process with the Town Board, and approved the adoption of the Local Law Establishing a Medical Oriented Zoning District (“MOD”) that Gyrodyne LLC’s Cortlandt Manor property will be reclassified in. The Local Law Establishing the MOD is attached to this Report as Exhibit 99.2. Pursuant to the adopted MOD, Gyrodyne received MOD campus designation for a mixed-use 154,000 square foot campus (including the operating lot) comprised of 150,000 square feet of medical use and 4,000 square feet of retail use. The law establishing the MOD becomes effective upon its filing by the Town of Cortlandt Manor (the “Town”) with the New York Secretary of State, which is expected to occur on or about April 9, 2023 (20 days following adoption).

On March 15, 2016, the Town adopted a Sustainable Comprehensive Plan (the “Plan”), one key strategy of which was the simultaneous creation of a MOD. The purpose of the proposed MOD was to expand the Town’s medical infrastructure and encourage economic development, including capital investment, job creation and housing options.

The Company’s existing 31,421 square foot Cortlandt Medical Center, situated on 13.8 acres, is located directly across the street from New York Presbyterian’s Hudson Valley Hospital Center, the largest employer in the Town, and within the boundaries of the MOD. The Company has committed resources toward both market research and feasibility studies in support of achieving entitlements to maximize the value of the property. For approximately eight years, the Company’s management, planners and engineers collaborated with the Town to help plan the MOD and identify issues and solutions involved in creating the Plan and, more specifically, the MOD.

The Company does not plan on developing its Cortlandt Manor property but rather positioning the property to be sold in the shortest period of time with the MOD designation necessary for increased development flexibility with the least amount of risk to the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	SEQRA Findings Statement
99.2	Local Law Establishing MOD
99.3	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 29, 2023
GYRODYNE, LLC

By:	/s/ Gary Fitlin
Gary Fitlin